EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MAY 1, 2011 TO THE PROSPECTUS DATED MAY 1, 2011

This Supplement updates certain information contained in the Prospectus dated May 1, 2011 of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding certain Portfolios of the Trust.

Information Regarding

EQ/AllianceBernstein Small Cap Growth Portfolio

Effective immediately, the second sentence of the first paragraph under the caption “EQ/AllianceBernstein Small Cap Growth Portfolio – Investments, Risks and Performance – Principal Investment Strategy” of the Prospectus is deleted and revised as follows:

Small capitalization companies mean those companies with market capitalizations within the range of the Russell 2500 Index at the time of purchase (market capitalization range of approximately $24.2 million to $13.7 billion as of December 31, 2010).

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Information Regarding

EQ/BlackRock Basic Value Equity Portfolio

Kurt Schansinger of BlackRock Investment Management, LLC (“BlackRock”) no longer serves as a portfolio manager to the EQ/BlackRock Basic Value Equity Portfolio (“Portfolio”).

Information regarding Kurt Schansinger in the “Who Manages the Portfolio – Adviser: BlackRock Investment Management, LLC – Portfolio Managers” section of the Prospectus is deleted.

Information regarding Kurt Schansinger contained in the “Management of the Trust – The Advisers – BlackRock Investment Management, LLC” section of the Prospectus is deleted.